Exhibit 99.2

First Quarter 2007

Supplemental Operating and Financial Data

for the Quarter Ended March 31, 2007

Contact:	6110 Executive Boulevard
Sara Grootwassink	Suite 800
Chief Financial Officer	Rockville, MD 20852
Direct Dial: (301) 255-0820	(301) 984-9400
E-mail: sgrootwassink@writ.com	(301) 984-9610 fax

Company Background and Highlights

First Quarter 2007

Washington Real Estate Investment Trust (the “Company”) is a self-administered, self-managed, equity real estate investment trust (REIT) investing in income-producing properties in the greater Washington metropolitan region. WRIT is diversified, as it invests in multi-family, retail, industrial/flex, office, and medical office segments.

In the year 2006, WRIT increased its dividend for the 36th consecutive year and achieved its 34th consecutive year of increased FFO per share. WRIT acquired 14 properties for $303 million and added 1.5 million square feet to the portfolio. We raised over $350 million of capital and entered into an unsecured revolving credit facility with an initial capacity of $200 million. WRIT strengthened its level of corporate governance appointing two new Trustees to the Board. And George “Skip” McKenzie was promoted to President and Chief Operating Officer.

In first quarter 2007, WRIT continued its momentum in both acquisitions and capital markets activity. This quarter, we raised $150 million of capital and acquired $155 million of assets. Our three development projects are progressing well and will be completed in 2007. WRIT announced its 181st consecutive quarterly dividend at equal or increasing rates.

On February 8, 2007, WRIT acquired a portfolio of five single-story flex buildings, consisting of 157,000 square feet, within 270 Technology Park in Frederick, Maryland for $26.5 million. 270 Technology Park presents a solid investment opportunity in high-quality flex buildings ideally located with excellent visibility just south of the City of Frederick along I-270 in one of Frederick’s fast-growing development areas.

On March 1, 2007, WRIT acquired the 100% leased Monument II, a class A, 205,000 square foot, eight-story office building with a detached five-level parking garage located along the Dulles Toll Road in Herndon, Virginia for $78.2 million. Monument II was completed in 2000 as part of the Monument at Worldgate complex, a mixed-use development consisting of class A office, retail, restaurants, hotels, health clubs, and residential buildings.

On March 9, 2007, WRIT acquired 2440 M Street, a Class A medical office building, consisting of 110,000 square feet, with a three-level parking garage in northwest Washington, D.C. for $50.0 million. 2440 M Street is well-positioned in the West End business district, just three blocks from George Washington University Hospital and 1 1/2 miles from Georgetown University Hospital.

In additon to the recent acquisitions, WRIT has several developments in progress. Bennett Park, formerly Rosslyn Towers, is a ground-up development project in Arlington, Virginia consisting of high-rise and mid-rise Class A apartment buildings with a total of 224 units and 5,900 square feet of retail space. Construction is anticipated to be complete on the high-rise building in fourth quarter 2007 and on the mid-rise in third quarter 2007. Total cost of the project is estimated to be $76.6 million.

The Clayborne Apartments, formerly South Washington Street, is a ground-up development project in Alexandria, Virginia, adjacent to our 800 South Washington retail property. This project is a 75-unit Class A apartment building that will include 2,600 square feet of additional retail space. Construction is anticipated to be completed on the building in third quarter 2007. Total cost of the project is estimated to be $32.7 million.

Dulles Station is a 180,000 square foot development project of office and retail space located in Herndon, Virginia. Phase One of the Dulles Station development is anticipated to be complete in third quarter 2007 with an estimated cost of $52.0 million.

This quarter, WRIT raised more than $150 million in capital. On January 17, 2007, WRIT issued $135 million of 3 7/8% Convertible Senior Notes due 2026. The $15 million over-allotment option was exercised and closed on January 30, 2007. Acquisitions and development were financed with proceeds from the January convertible note offering, borrowings on our line of credit, and cash from operations.

As of March 31, 2007, WRIT owns a diversified portfolio of 85 properties consisting of 14 retail centers, 25 general purpose office properties, 14 medical office properties, 23 industrial/flex properties, 9 multi-family properties and land for development. WRIT’s dividends have increased every year for 36 consecutive years and its FFO per share has increased every year for 34 consecutive years. WRIT shares are publicly traded on the New York Stock Exchange (NYSE:WRE).

Net Operating Income Contribution by Sector - First Quarter 2007

With investments in the multifamily, retail, industrial/flex, office and medical office segments, WRIT is uniquely diversified. This balanced portfolio provides stability during market fluctuations in specific property types.

First Quarter 2007 Acquisitons

2440 M Street	Monument II	270 Technology Park
Washington, D.C.	Herndon, VA	Frederick, MD

Certain statements in the supplemental disclosures which follow are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements involve known and unknown risks, uncertainties and other factors that may cause actual results to differ materially. Such risks, uncertainties and other factors include, but are not limited to, fluctuations in interest rates, availability of raw materials and labor costs, levels of competition, the effect of government regulation, the availability of capital, weather conditions, the timing and pricing of lease transactions and changes in general and local economic and real estate market conditions, and other risks and uncertainties detailed from time to time in our filings with the SEC, including our 2006 Form 10-K. We assume no obligation to update or supplement forward-looking statements that become untrue because of subsequent events.

Supplemental Financial and Operating Data

Table of Contents

March 31, 2007

Schedule	Page
Key Financial Data
Consolidated Statements of Operations	5
Consolidated Balance Sheets	6
Funds From Operations and Funds Available for Distribution	7
Earnings Before Interest Taxes Depreciation and Amortization (EBITDA)	8

Capital Analysis
Long-Term Debt Analysis	9-10
Capital Analysis	11

Portfolio Analysis
Core Portfolio Net Operating Income (NOI) Growth & Rental Rate Growth	12
Core Portfolio Net Operating Income (NOI) Summary	13
Core Portfolio Net Operating Income (NOI) Detail for the Quarter	14-15
Core Portfolio & Overall Economic Occupancy Levels by Sector	16

Tenant Analysis
Commercial Leasing Summary	17-18
10 Largest Tenants - Based on Annualized Base Rent	19
Industry Diversification	20
Lease Expirations as of March 31, 2007	21

Growth and Strategy
2007 Acquisition Summary	22
2007 Development Summary	23

Performance Data
12, 36 and 60 Month Total Returns Chart	24

Appendix
Schedule of Properties	25-26
Reporting Definitions	27

Consolidated Statements of Operations

(In thousands, except per share data)

(unaudited)

Three Months Ended
03/31/07	12/31/06	09/30/06	06/30/06	03/31/06
OPERATING RESULTS
Real estate rental revenue	$60,798	$57,111	$54,857	$51,351	$49,220
Real estate expenses	(18,959)	(17,443)	(17,025)	(14,840)	(14,777)

41,839	39,668	37,832	36,511	34,443
Real estate depreciation and amortization	(16,378)	(14,526)	(13,588)	(12,462)	(11,496)

Income from real estate	25,461	25,142	24,244	24,049	22,947
Other income	618	269	293	175	170
Other income from life insurance proceeds	1,303
Interest expense	(14,376)	(13,392)	(12,527)	(11,604)	(10,322)
General and administrative	(2,883)	(2,461)	(2,230)	(5,276)	(2,656)

Income from continuing operations	10,123	9,558	9,780	7,344	10,139
Discontinued operations:
Income from operations of properties sold or held for sale	589	523	450	375	493

Net Income	$10,712	$10,081	$10,230	$7,719	$10,632

Per Share Data
Net Income	$0.24	$0.22	$0.23	$0.18	$0.25
Fully diluted weighted average shares outstanding	45,153	45,122	45,093	43,037	42,197
Percentage of Revenues:
Real estate expenses	31.2%	30.5%	31.0%	28.9%	30.0%
General and administrative	4.7%	4.3%	4.1%	10.3%	5.4%
Ratios:
EBITDA / Interest expense	2.8	x	2.9	x	2.9	x	2.8	x	3.2	x
Income from continuing operations/Total real estate revenue	16.7%	16.7%	17.8%	14.3%	20.6%
Net income/Total real estate revenue	17.6%	17.7%	18.6%	15.0%	21.6%

Note: Certain prior quarter amounts have been reclassified to conform to the current quarter presentation.

Consolidated Balance Sheets

(In thousands)

(unaudited)

	March 31, 2007	December 31, 2006	September 30, 2006	June 30, 2006	March 31, 2006
Assets
Land	$316,269	$288,821	$288,822	$261,354	$227,110
Income producing property	1,394,944	1,264,442	1,246,046	1,123,365	1,013,412

	1,711,213	1,553,263	1,534,868	1,384,719	1,240,522
Accumulated depreciation and amortization	(290,663)	(277,016)	(263,732)	(251,317)	(239,763)

Net income producing property	1,420,550	1,276,247	1,271,136	1,133,402	1,000,759
Development in progress, including land held for development	136,831	120,656	110,394	90,612	69,820

Total investment in real estate, net	1,557,381	1,396,903	1,381,530	1,224,014	1,070,579
Investment in real estate held for sale, net	29,167	29,551	29,824	29,301	29,161
Cash and cash equivalents	7,305	8,721	11,832	13,970	2,981
Restricted cash	5,143	4,151	4,692	2,540	2,401
Rents and other receivables, net of allowance for doubtful accounts	33,342	31,649	29,567	28,202	26,345
Prepaid expenses and other assets	70,263	58,192	53,895	44,112	39,763
Other assets related to properties sold or held for sale	2,039	2,098	2,159	1,656	1,551

Total Assets	$1,704,640	$1,531,265	$1,513,499	$1,343,795	$1,172,781

Liabilities and Shareholders’ Equity
Notes payable	$879,035	$728,255	$728,216	$618,662	$518,656
Mortgage notes payable	228,367	237,073	238,051	178,834	168,965
Lines of credit/short-term note payable	91,200	61,000	28,000	19,000	59,000
Accounts payable and other liabilities	52,227	45,089	52,191	53,995	36,255
Advance rents	6,838	5,894	6,145	5,796	5,227
Tenant security deposits	9,510	9,231	9,087	8,099	7,168
Other liabilities related to properties sold or held for sale	1,062	1,053	1,002	1,100	877

Total Liabilities	1,268,239	1,087,595	1,062,692	885,486	796,148

Minority interest	1,758	1,739	1,717	1,699	1,687

Shareholders’ Equity
Shares of beneficial interest, $0.01 par value; 100,000 shares authorized	451	451	450	450	422
Additional paid-in capital	501,325	500,727	499,393	498,577	406,098
Distributions in excess of net income	(67,133)	(59,247)	(50,753)	(42,417)	(31,574)

Total Shareholders’ Equity	434,643	441,931	449,090	456,610	374,946

Total Liabilities and Shareholders’ Equity	$1,704,640	$1,531,265	$1,513,499	$1,343,795	$1,172,781

Total Debt / Total Market Capitalization	0.42:1	0.36:1	0.36:1	0.33:1	0.35:1

Note: Certain prior quarter amounts have been reclassified to conform to the current quarter presentation.

Funds From Operations and Funds Available for Distribution

(In thousands, except per share data)

(unaudited)

	Three Months Ended
	3/31/2007	12/31/2006	9/30/2006	6/30/2006	03/31/06
Funds From Operations(1)
Net Income	$10,712	$10,081	$10,230	$7,719	$10,632
Real estate depreciation and amortization	16,378	14,526	13,588	12,462	11,496
Other income from life insurance proceeds	(1,303)
Discontinued operations:
Real estate depreciation and amortization	397	548	550	528	472

Funds From Operations (FFO)	$26,184	$25,155	$24,368	$20,709	$22,600

FFO per share - basic	$0.58	$0.56	$0.54	$0.48	$0.54
FFO per share - fully diluted	$0.58	$0.56	$0.54	$0.48	$0.54
Funds Available for Distribution(2)
Tenant Improvements	(2,161)	(2,143)	(2,602)	(2,033)	(2,695)
External and Internal Leasing Commissions Capitalized	(2,068)	(1,554)	(1,604)	(1,477)	(960)
Recurring Capital Improvements	(1,936)	(1,648)	(2,019)	(2,724)	(2,295)
Straight-Line Rent, Net	(1,171)	(757)	(836)	(686)	(812)
Non-real estate depreciation and amortization	750	765	640	554	495
Amortization of lease intangibles, net	(595)	197	91	(17)	13
Amortization and expensing of restricted share and unit compensation	782	1,081	556	1,487	340

Funds Available for Distribution (FAD)	$19,785	$21,096	$18,594	$15,813	$16,686

Total Dividends Paid	$18,581	$18,580	$18,567	$18,562	$16,979
Average shares - basic	44,931	44,894	44,874	42,852	42,052
Average shares - fully diluted	45,153	45,122	45,093	43,037	42,197

(1)

Funds From Operations (“FFO”) – The National Association of Real Estate Investment Trusts, Inc. (“NAREIT”) defines FFO (April, 2002 White Paper) as net income (computed in accordance with generally accepted accounting principles (“GAAP”)) excluding gains (or losses) from sales of property plus real estate depreciation and amortization. We consider FFO to be a standard supplemental measure for equity real estate investment trusts (“REITs”) because it facilitates an understanding of the operating performance of our properties without giving effect to real estate depreciation and amortization, which historically assumes that the value of real estate assets diminishes predictably over time. Since real estate values have instead historically risen or fallen with market conditions, we believe that FFO more accurately provides investors an indication of our ability to incur and service debt, make capital expenditures and fund other needs. FFO is a non-GAAP measure.

(2)

Funds Available for Distribution (“FAD”) is calculated by subtracting from FFO (1) recurring expenditures, tenant improvements and leasing costs, that are capitalized and amortized and are necessary to maintain our properties and revenue stream and (2) straight line rents, then adding (3) non-real estate depreciation and amortization and adding or subtracting the amortization of lease intangibles as appropriate. FAD is included herein, because we consider it to be a measure of a REIT’s ability to incur and service debt and to distribute dividends to its shareholders. FAD is a non-GAAP and non-standardized measure, and may be calculated differently by other REITs.

Earnings Before Interest Taxes Depreciation and Amortization (EBITDA)

(In thousands)

(unaudited)

	Three Months Ended
	03/31/07	12/31/06	09/30/06	06/30/06	03/31/06
EBITDA(1)
Net income	$10,712	$10,081	$10,230	$7,719	$10,632
Add:
Interest expense	14,376	13,392	12,527	11,604	10,322
Real estate depreciation and amortization	16,775	15,074	14,138	12,990	11,968
Non-real estate depreciation	136	117	107	87	73
Less:
Other income	(1,921)	(269)	(293)	(175)	(170)

EBITDA	$40,078	$38,395	$36,709	$32,225	$32,825

(1)

EBITDA is earnings before interest, taxes, depreciation and amortization. We consider EBITDA to be an appropriate supplemental performance measure because it eliminates depreciation, interest and the gain (loss) from property dispositions, which permits investors to view income from operations without the effect of non-cash depreciation or the cost of debt. EBITDA is a non-GAAP measure.

Long-Term Debt Analysis

(In thousands, except per share amounts)

	March 31, 2007	December 31, 2006	September 30, 2006	June 30, 2006	March 31, 2006
Balances Outstanding
Secured
Conventional fixed rate	$228,367	$237,073	$238,051	$178,834	$168,965

Secured total	228,367	237,073	238,051	178,834	168,965

Unsecured
Fixed rate bonds and notes	879,035	728,255	728,216	618,662	518,656
Credit facility	91,200	61,000	28,000	19,000	59,000

Unsecured total	970,235	789,255	756,216	637,662	577,656

Total	$1,198,602	$1,026,328	$994,267	$816,496	$746,621

Average Interest Rates
Secured
Conventional fixed rate	5.9%	5.9%	5.9%	5.9%	5.9%

Secured total	5.9%	5.9%	5.9%	5.9%	5.9%

Unsecured
Fixed rate bonds	5.2%	5.5%	5.5%	5.9%	5.9%
Credit facilities	5.8%	6.0%	5.9%	5.9%	5.3%

Unsecured total	5.3%	5.6%	5.5%	5.9%	5.8%

Average	5.4%	5.6%	5.6%	5.9%	5.9%

Note: The current balance outstanding of the fixed rate bonds and notes is shown net of discounts/premiums in the amount of $965,477.

Long-Term Debt Analysis

(In thousands, except per share amounts)

Continued from previous page

	Future Maturities of Debt
Year	Secured Debt	Unsecured Debt	Credit Facilities	Total Debt	Average Interest Rate
2007	$2,558	$—	$—	$2,558	5.4%
2008	3,571	60,000	—	63,571	6.7%
2009	53,768	—	—	53,768	7.0%
2010	25,428	—	91,200	116,628	5.8%
2011	12,763	150,000	—	162,763	5.9%
2012	20,483	50,000	—	70,483	5.0%
2013	105,396	60,000	—	165,396	5.5%
2014	205	100,000	—	100,205	5.3%
2015	216	150,000	—	150,216	5.3%
Thereafter	3,979	310,000	—	313,979	4.5%

Total maturities	$228,367	$880,000	$91,200	$1,199,567	5.4%

Weighted average maturity = 9.1 years

Capital Analysis

(In thousands, except per share amounts)

	March 31, 2007	December 31, 2006	September 30, 2006	June 30, 2006	March 31, 2006
Market Data
Shares Outstanding	45,045	45,042	45,011	44,998	42,183
Market Price per Share	$37.42	$40.00	$39.80	$36.70	$33.09
Equity Market Capitalization	$1,685,584	$1,801,680	$1,791,438	$1,651,427	$1,395,835
Total Debt	$1,198,602	$1,026,328	$994,267	$816,496	$746,621
Total Market Capitalization	$2,884,186	$2,828,008	$2,785,705	$2,467,923	$2,142,456
Total Debt to Market Capitalization	0.42:1	0.36:1	0.36:1	0.33:1	0.35:1

Earnings to Fixed Charges(1)	1.6 x	1.6 x	1.6 x	1.5 x	1.9 x
Debt Service Coverage Ratio(2)	2.6 x	2.7 x	2.8 x	2.6 x	3.0 x
Dividend Data
Total Dividends Paid	$18,581	$18,580	$18,567	$18,562	$16,979
Common Dividend per Share	$0.4125	$0.4125	$0.4125	$0.4125	$0.4025
Payout Ratio (FFO per share basis)	71.1%	73.7%	76.4%	85.9%	74.5%

(1)

The ratio of earnings to fixed charges is computed by dividing earnings by fixed charges. For this purpose, earnings consist of income from continuing operations plus fixed charges, less capitalized interest. Fixed charges consist of interest expense, including amortized costs of debt issuance, plus interest costs capitalized.

(2)

Debt service coverage ratio is computed by dividing earnings before interest income and expense, depreciation, amortization and gain on sale of real estate by interest expense and principal amortization.

Core Portfolio Net Operating Income (NOI) Growth & Rental Rate Growth

2007 vs. 2006

Cash Basis

	First Quarter(1)
Sector	NOI Growth	Rental Rate Growth
Multifamily	1.2%	5.1%
Office Buildings	4.6%	1.8%
Medical Office Buildings	5.6%	2.9%
Retail Centers	3.4%	4.8%
Industrial / Flex Properties	-0.6%	3.2%
Overall Core Portfolio	2.9%	3.2%

GAAP Basis

	First Quarter(1)
Sector	NOI Growth	Rental Rate Growth
Multifamily	1.3%	5.2%
Office Buildings	4.7%	2.1%
Medical Office Buildings	-0.5%	0.2%
Retail Centers	7.3%	8.2%
Industrial / Flex Properties	-3.8%	2.4%
Overall Core Portfolio	2.6%	3.5%

[1]	Non-core acquired properties were:

2007 acquistions - 270 Technology Park, Monument II and 2440 M Street

2006 acquisitions - Hampton Overlook, Hampton South, Alexandria Professional Center, 9707 Medical Center Dr., 15001 Shady Grove Rd., Plumtree Medical Center, Randolph Shopping Center, Montrose Shopping Center, 9950 Business Parkway, 15005 Shady Grove Road, 6565 Arlington Blvd, West Gude Drive, The Ridges and The Crescent.

Core Portfolio Net Operating Income (NOI) Summary

(In Thousands)

	Three Months Ended March 31,
	2007	2006	% Change
Cash Basis:
Multifamily	$4,547	$4,494	1.2%
Office Buildings	12,716	12,152	4.6%
Medical Office Buildings	3,431	3,248	5.6%
Retail Centers	7,061	6,831	3.4%
Industrial/Flex	6,762	6,802	-0.6%

	$34,517	$33,527	2.9%

GAAP Basis:
Multifamily	$4,554	$4,496	1.3%
Office Buildings	13,072	12,484	4.7%
Medical Office Buildings	3,309	3,323	-0.4%
Retail Centers	7,575	7,057	7.3%
Industrial/Flex	6,655	6,920	-3.8%

	$35,165	$34,280	2.6%

Core Portfolio Net Operating Income (NOI) Detail

(In Thousands)

	Three Months Ended March 31, 2007
	Multifamily	Office	Medical Office	Retail	Industrial	Corporate and Other	Total
Real estate rental revenue
Core Portfolio	$8,172	$19,793	$4,595	$9,639	$9,088	$—	$51,287
Non-core- acquired [1]	—	3,785	3,367	1,050	1,309	—	9,511

Total	8,172	23,578	7,962	10,689	10,397	—	60,798
Real estate expenses
Core Portfolio	3,618	6,721	1,286	2,064	2,433	—	16,122
Non-core- acquired [1]	—	1,194	1,105	190	348	—	2,837

Total	3,618	7,915	2,391	2,254	2,781	—	18,959
Net Operating Income (NOI)
Core Portfolio	4,554	13,072	3,309	7,575	6,655	—	35,165
Non-core- acquired [1]	—	2,591	2,262	860	961	—	6,674

Total	$4,554	$15,663	$5,571	$8,435	$7,616	$—	$41,839

Core Portfolio NOI GAAP Basis (from above)	$4,554	$13,072	$3,309	$7,575	$6,655	$—	$35,165
Straight-line revenue, net for core properties	(7)	(316)	30	(457)	14	—	(736)
FAS 141 Min Rent	—	(44)	92	(60)	89	—	77
Amortization of lease intangibles for core properties	—	4	—	3	4	—	11

Core portfolio NOI, Cash Basis	$4,547	$12,716	$3,431	$7,061	$6,762	$—	$34,517

Reconciliation of NOI to Net Income
Total NOI	$4,554	$15,663	$5,571	$8,435	$7,616	$—	$41,839
Other revenue	—	—	—	—	—	1,921	1,921
Interest expense	(913)	(749)	(1,154)	(336)	(243)	(10,981)	(14,376)
Depreciation and amortization	(1,596)	(6,739)	(2,909)	(1,954)	(3,061)	(119)	(16,378)
Discontinued Operations[2]		589					589
General and administrative	—	—	—	—	—	(2,883)	(2,883)

Net Income	$2,045	$8,764	$1,508	$6,145	$4,312	$(12,062)	$10,712

[1]	Non-core acquired properties were:

2007 acquisitions - 270 Technology Park, Monument II and 2440 M Street

2006 acquisitions - Hampton Overlook, Hampton South, Alexandria Professional Center, 9707 Medical Center Dr., 15001 Shady Grove Rd., Plumtree Medical Center, Randolph Shopping Center, Montrose Shopping Center, 9950 Business Parkway, 15005 Shady Grove Road, 6565 Arlington Blvd, West Gude Drive, The Ridges and The Crescent.

[2]	Discontinued operations include: Maryland Trade Center I and II

Core Portfolio Net Operating Income (NOI) Detail

(In Thousands)

	Three Months Ended March 31, 2006
	Multifamily	Office	Medical Office	Retail	Industrial	Corporate and Other	Total
Real estate rental revenue
Core Portfolio	$7,846	$18,536	$4,533	$8,919	$9,158	$—	$48,992
Non-core- acquired [1]	—	—	—	—	228	—	228

Total	7,846	18,536	4,533	8,919	9,386	—	49,220
Real estate expenses
Core Portfolio	3,350	6,052	1,210	1,862	2,238	—	14,712
Non-core- acquired [1]	—	—	—	—	65	—	65

Total	3,350	6,052	1,210	1,862	2,303	—	14,777
Net Operating Income (NOI)
Core Portfolio	4,496	12,484	3,323	7,057	6,920	—	34,280
Non-core- acquired [1]	—	—	—	—	163	—	163

Total	$4,496	$12,484	$3,323	$7,057	$7,083	$—	$34,443

Core Portfolio NOI GAAP Basis (from above)	$4,496	$12,484	$3,323	$7,057	$6,920	$—	$34,280
Straight-line revenue, net for core properties	(2)	(289)	(102)	(155)	(219)	—	(767)
FAS 141 Min Rent	—	(44)	27	(71)	95	—	7
Amortization of lease intangibles for core properties	—	1	—	—	6	—	7

Core portfolio NOI, Cash Basis	$4,494	$12,152	$3,248	$6,831	$6,802	$—	$33,527

Reconciliation of NOI to Net Income
Total NOI	$4,496	$12,484	$3,323	$7,057	$7,083	$—	$34,443
Other revenue	—	—	—	—	—	170	170
Interest expense	(913)	—	(789)	(341)	(499)	(7,780)	(10,322)
Depreciation and amortization	(1,534)	(4,804)	(1,248)	(1,289)	(2,542)	(79)	(11,496)
Discontinued Operations[2]		493					493
General and administrative	—	—	—	—	—	(2,656)	(2,656)

Net Income	$2,049	$8,173	$1,286	$5,427	$4,042	$(10,345)	$10,632

[1]	Non-core acquired properties were:

2006 acquisitions - Hampton Overlook and Hampton South

[2]	Discontinued operations include: Maryland Trade Center I and II

Core Portfolio & Overall Economic Occupancy Levels by Sector

Q1 2007 vs. Q1 2006

GAAP Basis

	Core Portfolio		All Properties
Sector	1st QTR 2007	1st QTR 2006	1st QTR 2007	1st QTR 2006
Multifamily (1)	90.6%	90.8%	90.6%	90.8%
Office Buildings	93.7%	91.4%	92.9%	91.1%
Medical Office Buildings	98.8%	98.8%	98.9%	98.8%
Retail Centers	97.3%	99.5%	94.8%	99.5%
Industrial / Flex Properties	93.9%	94.0%	94.2%	93.5%

Overall Portfolio	94.2%	93.7%	93.8%	93.4%

(1)

Multifamily occupancy level for Q1 ‘07 is 91.3% and 91.7% for Q1 ‘06 without the impact of units off-line for planned renovations. The overall portfolio is 94.4% for Q1 ‘07 and 93.9% for Q1 ‘06 occupied without this impact.

Commercial Leasing Summary

Three months ended 03/31/07

	1st Quarter 2007
Gross Leasing Square Footage
Office Buildings	185,062
Medical Office Buildings	21,403
Retail Centers	73,875
Industrial Centers	85,192

Total	365,532

Weighted Average Term (yrs)
Office Buildings	4.4
Medical Office Buildings	5.8
Retail Centers	6.5
Industrial Centers	4.4

Total	4.9

	GAAP	CASH
Rental Rate Increases:
Rate on expiring leases
Office Buildings	$22.91	$25.92
Medical Office Buildings	27.66	27.97
Retail Centers	16.59	16.74
Industrial Centers	8.60	9.12

Total	$18.58	$20.27

Rate on new and renewal leases
Office Buildings	$24.28	$24.80
Medical Office Buildings	30.55	28.19
Retail Centers	19.57	18.28
Industrial Centers	10.20	9.59

Total	$20.42	$20.14

Percentage Increase
Office Buildings	5.98%	-4.32%
Medical Office Buildings	10.45%	0.79%
Retail Centers	17.96%	9.20%
Industrial Centers	18.60%	5.15%

Total	9.90%	-0.64%

Commercial Leasing Summary

Three months ended 03/31/07

Continued from previous page

	Total Dollars	Dollars per Square Foot
Tenant Improvements
Office Buildings	$2,148,932	$11.61
Medical Office Buildings	38,536	1.80
Retail Centers	114,875	1.55
Industrial Centers	350,724	4.12

Subtotal	$2,653,067	$7.26

	Total Dollars	Dollars per Square Foot
Leasing Costs
Office Buildings	$1,554,090	$8.40
Medical Office Buildings	19,853	0.93
Retail Centers	452,741	6.13
Industrial Centers	225,744	2.65

Subtotal	$2,252,428	$6.16

	Total Dollars	Dollars per Square Foot
Tenant Improvements and Leasing Costs
Office Buildings	$3,703,022	$20.01
Medical Office Buildings	58,389	2.73
Retail Centers	567,616	7.68
Industrial Centers	576,468	6.77

Total	$4,905,495	$13.42

10 Largest Tenants - Based on Annualized Rent

March 31, 2007

Tenant	Number of Buildings	Weighted Average Remaining Lease Term in Months	Percentage of Aggregate Portfolio Annualized Rent	Aggregate Rentable Square Feet	Percentage of Aggregate Occupied Square Feet
World Bank	1	38	4.58%	210,354	2.15%
Sunrise Senior Living, Inc.	1	78	2.66%	184,202	1.89%
General Services Administration	8	29	2.16%	286,434	2.93%
URS Corporation	1	81	1.46%	97,208	1.00%
INOVA Health Care Services	4	42	1.45%	80,722	0.83%
Lafarge North America, Inc.	1	40	1.40%	80,610	0.83%
George Washington University	2	15	1.27%	73,915	0.76%
Lockheed Corporation	3	23	1.15%	94,693	0.97%
Science Application Int’l Corp.	2	31	1.02%	87,541	0.90%
Sun Microsystems, Inc.	1	57	0.96%	65,443	0.67%

Total/Weighted Average		44	18.11%	1,261,122	12.93%

Industry Diversification

March 31, 2007

Industry Classification (NAICS)	Annualized Base Rental Revenue	Percentage of Aggregate Annualized Rent	Aggregate Rentable Square Feet	Percentage of Aggregate Square Feet
Professional, Scientific and Technical Services	$46,224,136	24.29%	2,113,731	21.65%
Ambulatory Health Care Services	31,644,846	16.63%	1,104,169	11.30%
Credit Intermediation and Related Activities	15,417,943	8.10%	470,864	4.82%
Executive, Legislative & Other General Government Support	8,157,122	4.29%	445,177	4.56%
Nursing and Residential Care Facilities	5,531,033	2.91%	207,460	2.12%
Food Services and Drinking Places	5,398,215	2.84%	223,206	2.29%
Educational Services	4,687,808	2.46%	191,318	1.96%
Religious, Grantmaking, Civic, Professional & Similar Org.	4,501,718	2.37%	157,121	1.61%
Administrative and Support Services	4,324,842	2.27%	267,077	2.73%
Food and Beverage Stores	4,050,611	2.13%	257,333	2.63%
Furniture and Home Furnishing Stores	3,628,765	1.91%	241,382	2.47%
Specialty Trade Contractors	3,448,297	1.81%	416,237	4.26%
Miscellaneous Store Retailers	3,127,539	1.64%	236,814	2.42%
Transportation Equipment Manufacturing	3,028,911	1.59%	163,029	1.67%
Merchant Wholesalers-Durable Goods	2,876,325	1.51%	326,020	3.34%
Personal and Laundry Services	2,729,845	1.43%	127,979	1.31%
Real Estate	2,520,946	1.32%	109,081	1.12%
Clothing & Clothing Accessories Stores	2,361,908	1.24%	148,410	1.52%
Publishing Industries (except Internet)	2,280,934	1.20%	89,994	0.92%
Computer & Electronic Product Manufacturing	2,242,933	1.18%	194,512	1.99%
Insurance Carriers and Related Activities	1,969,050	1.03%	99,714	1.02%
Other	30,159,081	15.85%	2,176,544	22.29%

Total	$190,312,808	100.00%	9,767,172	100.00%

Lease Expirations

March 31, 2007

Year	Number of Leases	Rentable Square Feet	Percent of Rentable Square Feet	Annualized Rent *	Average Rental Rate	Percent of Annualized Rent *
Office:
2007	66	267,376	7.70%	$7,464,508	$27.92	7.86%
2008	77	338,430	9.74%	9,586,343	28.33	10.09%
2009	113	604,406	17.40%	16,001,842	26.48	16.85%
2010	94	814,364	23.45%	23,569,149	28.94	24.81%
2011	83	458,032	13.19%	12,849,907	28.05	13.53%
2012 and thereafter	102	990,783	28.52%	25,526,585	25.76	26.86%

	535	3,473,391	100.00%	$94,998,334	$27.35	100.00%

Medical Office:
2007	22	66,431	6.93%	$1,766,185	$26.59	5.95%
2008	34	78,139	8.15%	2,521,114	32.26	8.50%
2009	30	93,261	9.73%	2,781,379	29.82	9.37%
2010	40	166,487	17.36%	5,192,788	31.19	17.50%
2011	44	186,276	19.43%	5,835,937	31.33	19.66%
2012 and thereafter	92	368,220	38.40%	11,582,086	31.45	39.02%

	262	958,814	100.00%	$29,679,489	$30.95	100.00%

Retail:
2007	45	153,887	8.19%	$3,030,042	$19.69	9.80%
2008	39	205,198	10.92%	2,183,025	10.64	7.06%
2009	42	148,280	7.89%	3,203,238	21.60	10.36%
2010	48	292,667	15.57%	5,018,832	17.15	16.23%
2011	24	149,813	7.97%	2,610,149	17.42	8.44%
2012 and thereafter	93	929,967	49.46%	14,875,595	16.00	48.11%

	291	1,879,812	100.00%	$30,920,881	$16.45	100.00%

Industrial:
2007	44	382,624	11.07%	$4,046,263	$10.58	11.66%
2008	66	778,293	22.53%	7,462,992	9.59	21.50%
2009	56	684,429	19.81%	6,940,118	10.14	19.99%
2010	38	283,585	8.21%	3,157,659	11.13	9.10%
2011	33	437,612	12.67%	3,567,894	8.15	10.28%
2012 and thereafter	48	888,612	25.71%	9,539,178	10.73	27.47%

	285	3,455,155	100.00%	$34,714,104	$10.05	100.00%

Total:
2007	177	870,318	8.91%	$16,306,998	$18.74	8.57%
2008	216	1,400,060	14.33%	21,753,474	15.54	11.43%
2009	241	1,530,376	15.67%	28,926,577	18.90	15.20%
2010	220	1,557,103	15.94%	36,938,428	23.72	19.41%
2011	184	1,231,733	12.61%	24,863,887	20.19	13.07%
2012 and thereafter	335	3,177,582	32.54%	61,523,444	19.36	32.32%

	1,373	9,767,172	100.00%	$190,312,808	$19.48	100.00%

*	Annualized Rent is as of March 31, 2007 rental revenue (cash basis) multiplied by 12.

2007 Acquisition Summary

as of March 31, 2007

($’s in thousands)

Acquisition Summary

		Acquisition Date	Square Feet	Leased Percentage at Acquisition	March 31, 2007 Leased Percentage	Investment
270 Technology Park	Frederick, MD	February 8, 2007	157,000	97%	97%	$26,500
Monument II	Herndon, VA	March 1, 2007	205,000	100%	100%	78,200
2440 M Street	Washington, DC	March 9, 2007	110,000	96%	96%	50,000

Total			472,000			$154,700

2007 Development Summary

as of March 31, 2007

($’s in thousands)

Property and Location	Total Rentable Square Feet or # of Units	Percentage Leased or Committed	Anticipated Total Cash Cost		Cash Cost to Date		Anticipated Construction Completion Date
Development
Bennett Park [1]			$76,600		$53,124	[3]
Arlington, VA
(High Rise)	178 units, 1,600 sq ft. retail & 498 parking spaces underground (includes parking for existing office)	0%					4Q 07
(Mid Rise)	46 units, 4,300 sq ft. retail	0%					3Q 07
The Clayborne Apartments [2]	75 units & 2,600 sq ft. retail	0%	$32,700		$20,540	[3]	3Q 07
Alexandria, VA
Dulles Station [4] Phase I	179,995 sq ft office	0%	$52,000	[5]	$35,287	[3]	3Q 07
Herndon, VA Phase II	360,005 sq ft office		TBD		$22,594	[3]	TBD

		Total	$161,300		$131,545

[1]	Bennett Park, formerly known as Rosslyn Towers, is a planned 224 unit multifamily property. 1620 Wilson Boulevard was acquired in conjunction with the overall development plan for Bennett Park.

[2]

718 E. Jefferson Street was acquired to complete our ownership of the entire block of 800 S. Washington Street. The surface parking lot on this block is in development. We currently refer to this development project as The Clayborne Apartments.

[3]	Includes land cost (Dulles Station Phase II land allocation $16.1M).

[4]	Dulles Station is 5.27 acres acquired in December, 2005.

[5]	Represents total costs associated with Phase I. We will concurrently build a portion of the structured garage, allocated to Phase II, which will cost an additional $7.2M.

WRIT vs.

FTSE NAREIT Equity REITs, MSCI US REIT

& Russell 2000 Indices

12, 36, and 60 Month Total Returns

March 31, 2007

Sources: SNL Interactive and NAREIT

Schedule of Properties

March 31, 2007

PROPERTIES	LOCATION	YEAR ACQUIRED	YEAR CONSTRUCTED	NET RENTABLE SQUARE FEET
Office Buildings
1901 Pennsylvania Avenue	Washington, DC	1977	1960	97,000
51 Monroe Street	Rockville, MD	1979	1975	210,000
515 King Street	Alexandria, VA	1992	1966	76,000
The Lexington Building	Rockville, MD	1993	1970	46,000
The Saratoga Building	Rockville, MD	1993	1977	58,000
Brandywine Center	Rockville, MD	1993	1969	35,000
6110 Executive Boulevard	Rockville, MD	1995	1971	198,000
1220 19th Street	Washington, DC	1995	1976	102,000
Maryland Trade Center I	Greenbelt, MD	1996	1981	184,000
Maryland Trade Center II	Greenbelt, MD	1996	1984	158,000
1600 Wilson Boulevard	Arlington, VA	1997	1973	166,000
7900 Westpark Drive	McLean, VA	1997	1972/1986/1999[1]	523,000
600 Jefferson Plaza	Rockville, MD	1999	1985	112,000
1700 Research Boulevard	Rockville, MD	1999	1982	101,000
Parklawn Plaza	Rockville, MD	1999	1986	40,000
Wayne Plaza	Silver Spring, MD	2000	1970	91,000
Courthouse Square	Alexandria, VA	2000	1979	113,000
One Central Plaza	Rockville, MD	2001	1974	267,000
The Atrium Building	Rockville, MD	2002	1980	80,000
1776 G Street	Washington, DC	2003	1979	263,000
Albemarle Point	Chantilly, VA	2005	2001	89,000
6565 Arlington Blvd	Falls Church, VA	2006	1967/1998	140,000
West Gude Drive	Rockville, MD	2006	1984/1986/1988	289,000
The Ridges	Gaithersburg, MD	2006	1990	104,000
Monument II	Herndon, VA	2007	2000	205,000

Subtotal				3,747,000

Medical Office Buildings
Woodburn Medical Park I	Annandale, VA	1998	1984	71,000
Woodburn Medical Park II	Annandale, VA	1998	1988	96,000
Prosperity Medical Center I	Merrifield, VA	2003	2000	92,000
Prosperity Medical Center II	Merrifield, VA	2003	2001	88,000
Prosperity Medical Center III	Merrifield, VA	2003	2002	75,000
Shady Grove Medical Village II	Rockville, MD	2004	1999	66,000
8301 Arlington Boulevard	Fairfax, VA	2004	1965	49,000
Alexandria Professional Center	Alexandria, VA	2006	1968	113,000
9707 Medical Center Drive	Rockville, MD	2006	1994	38,000
15001 Shady Grove Road	Rockville, MD	2006	1999	51,000
Plumtree Medical Center	Bel Air, MD	2006	1991	33,000
15005 Shady Grove Road	Rockville, MD	2006	2002	52,000
The Crescent	Gaithersburg, MD	2006	1989	49,000
2440 M Street	Washington, DC	2007	1986/2006	110,000

Subtotal				983,000

Retail Centers
Takoma Park	Takoma Park, MD	1963	1962	51,000
Westminster	Westminster, MD	1972	1969	151,000
Concord Centre	Springfield, VA	1973	1960	76,000
Wheaton Park	Wheaton, MD	1977	1967	72,000
Bradlee	Alexandria, VA	1984	1955	168,000
Chevy Chase Metro Plaza	Washington, DC	1985	1975	49,000
Montgomery Village Center	Gaithersburg, MD	1992	1969	198,000
Shoppes of Foxchase	Alexandria, VA	1994	1960	134,000
Frederick County Square	Frederick, MD	1995	1973	227,000
800 S. Washington Street[2]	Alexandria, VA	1998/2003	1955/1959	44,000
Centre at Hagerstown	Hagerstown, MD	2002	2000	332,000
Frederick Crossing	Frederick, MD	2005	1999/2003	295,000
Randolph Shopping Center	Rockville, MD	2006	1972	82,000
Montrose Shopping Center	Rockville, MD	2006	1970	143,000

Subtotal				2,022,000

[1]	A 49,000 square foot addition to 7900 Westpark Drive was completed in September 1999.

[2]	South Washington Street includes 718 Jefferson Street, acquired in May 2003 to complete the ownership of the entire block of 800 S. Washington Street. See Development Summary on page 23.

Schedule of Properties (Cont.)

March 31, 2007

PROPERTIES	LOCATION	YEAR ACQUIRED	YEAR CONSTRUCTED	NET RENTABLE* SQUARE FEET
Multifamily Buildings * / # units
3801 Connecticut Avenue / 307	Washington, DC	1963	1951	179,000
Roosevelt Towers / 190	Falls Church, VA	1965	1964	170,000
Country Club Towers / 227	Arlington, VA	1969	1965	163,000
Park Adams / 200	Arlington, VA	1969	1959	173,000
Munson Hill Towers / 279	Falls Church, VA	1970	1963	259,000
The Ashby at McLean / 250	McLean, VA	1996	1982	252,000
Walker House Apartments / 212	Gaithersburg, MD	1996	1971/2003[4]	159,000
Bethesda Hill Apartments / 194	Bethesda, MD	1997	1986	226,000
Avondale / 236	Laurel, MD	1999	1987	170,000

Subtotal (2,095 units)				1,751,000

Industrial Distribution / Flex Properties
Fullerton Business Center	Springfield, VA	1985	1980	104,000
Charleston Business Center	Rockville, MD	1993	1973	85,000
Tech 100 Industrial Park	Elkridge, MD	1995	1990	166,000
Crossroads Distribution Center	Elkridge, MD	1995	1987	85,000
The Alban Business Center	Springfield, VA	1996	1981/1982	87,000
The Earhart Building	Chantilly, VA	1996	1987	92,000
Ammendale Technology Park I	Beltsville, MD	1997	1985	167,000
Ammendale Technology Park II	Beltsville, MD	1997	1986	107,000
Pickett Industrial Park	Alexandria, VA	1997	1973	246,000
Northern Virginia Industrial Park	Lorton, VA	1998	1968/1991	787,000
8900 Telegraph Road	Lorton, VA	1998	1985	32,000
Dulles South IV	Chantilly, VA	1999	1988	83,000
Sully Square	Chantilly, VA	1999	1986	95,000
Amvax	Beltsville, MD	1999	1986	31,000
Sullyfield Center	Chantilly, VA	2001	1985	244,000
Fullerton Industrial Center	Springfield, VA	2003	1980	137,000
8880 Gorman Road	Laurel, MD	2004	2000	141,000
Dulles Business Park Portfolio	Chantilly, VA	2004/2005	1999-2005	324,000
Albemarle Point	Chantilly, VA	2005	2001/2003/2005	207,000
Hampton Overlook	Capital Heights, MD	2006	1989	134,000
Hampton South	Capital Heights, MD	2006	1989/2005	168,000
9950 Business Parkway	Lanham, MD	2006	2005	102,000
270 Technology Park	Frederick, MD	2007	1986-1987	157,000

Subtotal				3,781,000

TOTAL				12,284,000

*	Multifamily buildings are presented in gross square feet.

[4]	A 16 unit addition referred to as The Gardens at Walker House was completed in October 2003.

Supplemental Definitions

March 31, 2007

Annualized base rent (ABR) is calculated as monthly base rent (cash basis) per the lease, as of the reporting period, multiplied by 12.

Debt to total market capitalization is total debt from the balance sheet divided by the sum of total debt from the balance sheet plus the market value of shares outstanding at the end of the period.

EBITDA (a non-GAAP measure) is earnings before interest, taxes, depreciation and amortization.

Ratio of earnings to fixed charges is computed by dividing earnings by fixed charges. For this purpose, earnings consist of income from continuing operations (or net income if there are no discontinued operations) plus fixed charges, less capitalized interest. Fixed charges consist of interest expense, including amortized costs of debt issuance, plus interest costs capitalized.

Debt service coverage ratio is computed by dividing earnings before interest income and expense, depreciation, amortization and gain on sale of real estate by interest expense and principal amortization.

Funds from operations (FFO) - The National Association of Real Estate Investment Trusts, Inc. (NAREIT) defines FFO (April, 2002 White Paper) as net income (computed in accordance with generally accepted accounting principles (GAAP)) excluding gains (or losses) from sales of property plus real estate depreciation and amortization. FFO is a non-GAAP measure.

Funds Available for Distribution (FAD), a non-GAAP measure, is calculated by subtracting from FFO recurring expenditures, tenant improvements and leasing costs, that are capitalized and amortized and are necessary to maintain our properties and revenue stream and straight line rents, then adding non-real estate depreciation and amortization and adding or subtracting amortization of lease intangibles, as appropriate.

Recurring capital expenditures represents non-accretive building improvements and leasing costs required to maintain current revenues. Recurring capital expenditures do not include acquisition capital that was taken into consideration when underwriting the purchase of a building or which are incurred to bring a building up to “operating standard.”

Rent increases on renewals and rollovers are calculated as the difference, weighted by square feet, of the net ABR due the first month after a term commencement date and the net ABR due the last month prior to the termination date of the former tenant’s term.

Core portfolio properties include all properties that were owned for the entirety of the current and prior year reporting periods.

Core portfolio net operating income (NOI) growth is the change in the NOI of the core portfolio properties from the prior reporting period to the current reporting period.